EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

     Lapis  Technologies,  Inc.  has  one  wholly-owned  subsidiary,  Enertec
Electronics  Limited,  an  Israeli  corporation  formed  on  December  31, 1991.





                                      E-32
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